Securitizations and Variable Interest Entities	12 Months Ended
Sep. 30, 2017
Securitizations and Variable Interest Entities [Abstract]
Securitizations and Variable Interest Entities
Collateralized Loan Obligations
In February 2013, September 2013 and February 2015, Salus completed a collateralized loan obligation (“CLO”) securitization of up to $578.5 notional aggregate principal amount. At September 30, 2017 and 2016, the outstanding notional aggregate principal amount of $28.9 and $39.7, respectively, was taken up by unaffiliated entities, $48.1 and $65.9, respectively, was taken up by FGL and also included in “Assets of businesses held for sale” in the accompanying Consolidated Balance Sheets, and $22.2 and $30.3, respectively, was taken up by Salus and is eliminated upon consolidation. The CLO’s subordinated debt is non-recourse to the Company. As of September 30, 2017, the CLO’s assets consisted of $2.0 of cash that is being held back to cover wind-down and legal expenses. The subordinated tranches carry residual interest subject to maintenance of certain covenants. Due to losses incurred in the CLO, at September 30, 2016 and September 30, 2015, the CLO was not accruing interest on the subordinated debt.
Included within “Deferred charges and other assets” in the accompanying Consolidated Balance Sheets as of September 30, 2016 were asset-based loans of $29.3 that served as collateral to the obligations of the CLO. At September 30, 2017, there were no asset-based loans that served as collateral to the obligations of the CLO.
The table below summarizes select information related to the CLO vehicle in which Salus held a variable interest at September 30, 2017 and 2016:

	September 30,
	2017	2016
Maximum loss exposure	$—	$29.3

Asset-based loans receivable	$—	$29.3
Cash and other assets	2.0	13.7
Total assets of consolidated VIE	$2.0	$43.0

Subordinated long-term debt	$99.2	$135.2
Total liabilities of consolidated VIE	$99.2	$135.2